STERLING CAPITAL SELECT EQUITY FUND

SUPPLEMENT DATED AUGUST 21, 2013 TO THE

STERLING CAPITAL SELECT EQUITY FUND CLASS A, CLASS B AND CLASS C SHARES

SUMMARY PROSPECTUS AND INSTITUTIONAL SHARES SUMMARY PROSPECTUS,

EACH DATED FEBRUARY 1, 2013, AS AMENDED

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Sterling Capital Select Equity Fund’s (the “Fund”) Class A, Class B and Class C Shares Summary Prospectus and the Fund’s Institutional Shares Summary Prospectus, each dated February 1, 2013, as amended (together, the “Summary Prospectuses”). Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated February 1, 2013, as amended, are incorporated by reference into the Summary Prospectuses. You can find the Fund’s Prospectus and other information about the Fund online at www.sterlingcapitalfunds.com/funds. You can also get this information at no cost by calling 800-228-1872 or by sending an e-mail request to fundinfo@sterling-capital.com.

Change in Fund Name

Effective September 3, 2013, the Sterling Capital Select Equity Fund will be renamed the Sterling Capital Large Cap Value Diversified Fund (the “Fund”). All references in the Prospectus to the Sterling Capital Select Equity Fund should be construed to refer to the Fund.

Change in Investment Strategies and Risks

Effective September 3, 2013, the second paragraph of the “Principal Strategy” section of the Fund will be replaced with the following:

Principal Strategy

Sterling Capital Management LLC (“Sterling Capital”) applies “behavioral finance” principles in the construction of the Fund’s portfolio. Behavioral finance theorizes that investment decisions are often influenced by emotion, and that investors can be predictable (and, at times, irrational) in their decision making. These emotionally charged investment decisions can lead to stock price anomalies that create buying opportunities in the marketplace. Sterling Capital seeks to capitalize on these behaviorally driven market anomalies by employing a disciplined investment process that ranks companies in the Fund’s investment universe based on a number of factors, such as valuation, price momentum and earnings revisions, and also takes into account such factors as liquidity and sector exposure to construct a diversified portfolio. Sterling Capital considers selling a security when the security’s ranking becomes less attractive and/or in light of liquidity, sector exposure or diversification considerations.

Effective September 3, 2013, “Investment Style Risk” in the “Principal Risks” section of the Fund will be replaced with the following:

Investment Style Risk: The possibility that the market segment on which this Fund focuses — large cap stocks and value stocks — will underperform other kinds of investments or market averages. A value stock may decrease in price or may not increase in price as anticipated by the portfolio manager if other investors fail to recognize the company’s value or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Change to Benchmark Index

Effective September 3, 2013, the benchmark index of the Fund will be changed in order to better represent the Funds’ investment strategies for comparison purposes:

Fund	Current Benchmark Index	New Benchmark Index
Sterling Capital Large Cap Value Diversified Fund	S&P 500® Index	Russell 1000® Value Index

Accordingly, the following information is added to the return table of the prospectus:

	1 Year	5 Year	10 Year	Since Inception (9/30/92)
Russell 1000® Value Index (reflects no deductions for fees, expenses, or taxes)	17.51%	0.59%	7.38%	9.26%

Change in Portfolio Manager

Effective immediately, the information set forth under “Management – Portfolio Manager” will be replaced with the following:

Portfolio Manager

Robert W. Bridges

Director of Sterling Capital and Portfolio Manager

Robert O. Weller

Director of Sterling Capital and Portfolio Manager

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUPP-SE-8/21